EXHIBIT 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 25, 2024, is entered into by and among The Eastern Company, a Connecticut corporation, as the borrower (“Borrower”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and TD Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent” or “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders and Agent, are party to that certain Credit Agreement, dated as of June 16, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined in this Amendment have the meanings given in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to establish a basket for permitted investments in other public companies and increase the existing basket for permitted buybacks of the Borrower’s stock; and

WHEREAS, Agent and the Lenders are willing to make such amendments, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

I. Amendments to the Credit Agreement. Effective upon satisfaction of the conditions set forth in Section III below, the Credit Agreement is hereby amended as follows:

A. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended by deleting in its entirety the existing language in clauses (i)(D) and (ii)(A) thereof and adding in place thereof the following clauses (i)(D) and (ii)(A):

“(D) losses and expenses that are properly classified under GAAP as extraordinary (including such losses and expenses related to Investments made in accordance with Section 7.05(n)) and other non-recurring non-cash losses and expenses, and non-cash charges resulting from restructuring or consolidation,”

“(A) gains on sales of assets, gains that are properly classified under GAAP as extraordinary (including such gains relating to Investments made in accordance with Section 7.05(n)) and other non-recurring non-cash gains, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, and”

B. Section 6.01 of the Credit Agreement is hereby amended by renumbering the current clause (q) thereof as clause (r) and adding the following new clause (q):

“(q) Investment Policy. Not later than sixty (60) days after each fiscal year of the Borrower and its Subsidiaries, commencing with the fiscal year ending December 31, 2024, a policy in reasonable detail approved by the Board of Directors of the Borrower for the making and maintenance of Investments of the Borrower and its Subsidiaries permitted by this Agreement, showing any changes from such policy delivered for the prior fiscal year, or confirming that there have been no such changes.”

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C. Clause (c) of Section 7.04 of the Credit Agreement is amended by deleting “$2,000,000” in the last line thereof and replacing it with “$10,000,000” in lieu thereof.

D. Clause (n) of Section 7.05 of the Credit Agreement is amended and restated in its entirety as follows:

“(n) other Investments by the Borrower or any Subsidiary in any other Person (other than the Borrower or any of its Subsidiaries) made after the Closing Date and not permitted pursuant to the foregoing subparts, provided that (i) at the time of making any such Investment, no Default or Event of Default shall have occurred and be continuing, or would result therefrom, (ii) the maximum cumulative amount of all such Investments that are so made pursuant to this subpart and outstanding at any time shall not exceed an aggregate of $10,000,000, taking into account the repayment of any loans or advances comprising such Investments, and (iii) no such Investment shall be permitted unless such Investment has been approved by the Board of Directors of the Borrower;”

E. Clause (f) of Section 7.06 of the Credit Agreement is amended by deleting “$2,000,000” in the last line thereof and replacing it with “$5,000,000” in lieu thereof.

II. Representations, Warranties, Covenants and Acknowledgments. To induce Agent and the Lenders to enter into this Amendment:

A. Each Credit Party hereby represents and warrants that (i) as of the Amendment Effective Date (as defined below) and after giving effect to the amendment hereto, all of the representations and warranties made or deemed to be made under the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on the Amendment Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as amended or otherwise modified herein, (ii) as of the Amendment Effective Date and after giving effect to the amendments set forth herein, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents, (iii) it has the power and is duly authorized to enter into, deliver and perform this Amendment, and (iv) this Amendment and each of the other Loan Documents are the legal, valid and binding obligation of each Credit Party party thereto, enforceable against each Credit Party in accordance with its terms, except to the extent enforcement may be limited under applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting creditors’ rights generally and equitable discretion of the court;

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B. Each Credit Party hereby reaffirms each of the agreements, covenants, and undertakings set forth in the Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, as amended and modified hereby;

C. Each Credit Party hereby acknowledges that each Loan Document, including that certain Fee Letter, dated as of June 16, 2023, remains in full force and effect and is hereby ratified and reaffirmed;

D. Each Credit Party hereby acknowledges and agrees that as of the date hereof no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of any Credit Party against Agent or any Lender exists arising out of or with respect to (i) the Obligations, this Amendment or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans;

E. Each Credit Party acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement; and

F. It shall constitute an Event of Default under the Credit Agreement if any representation or warranty made in this Amendment, or any other document or certificate delivered in connection herewith, made or submitted by any Credit Party, shall prove to have been false, incorrect or misleading in any material respect on the date as of which it is made.

III. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that Agent has received (a) counterparts of this Amendment executed by each of the parties hereto, (b) a Form U-1 executed by the Borrower in form and substance reasonably satisfactory to Agent, (c) a copy of the Borrower’s current policy with respect to the making of Investments satisfying the requirements of the Credit Agreement as amended by this Amendment and otherwise in form and substance reasonably satisfactory to Agent, and (d) a fee letter with respect to this Amendment in form and substance reasonably satisfactory to Agent.

IV. Costs and Expenses. The Credit Parties agree, jointly and severally, to pay all actual and reasonable out-of-pocket costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Duane Morris LLP, counsel to Agent).

V. Effect of this Amendment; Relationship of Parties.

A. Except as expressly waived hereby, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to Agent and each Lender, except to the extent enforcement may be limited under applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting creditor’s rights generally and equitable discretion of a court of competent jurisdiction. To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Credit Parties, other than as expressly provided herein, including, without limitation, the Credit Parties’ obligations to repay the Loans in accordance with the terms of the Credit Agreement, or the obligations of the Credit Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect, and nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of any Credit Party under the Credit Agreement, or the other Loan Documents, from any of its obligations and liabilities as a “Borrower” or “Credit Party” thereunder.

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B. The relationship of Agent and the Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment (or any instrument, document or agreement delivered in connection herewith), the Credit Agreement or the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

VI. Acknowledgement and Agreement. Agent’s and the Lenders’ agreement to the amendment contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of Agent or any Lender to consider or agree to any further consents, amendments, waivers or other agreements. In the event that Agent and the Lenders subsequently agree to consider any further consents, amendments, waivers or agreements, neither the amendment contained herein nor any other conduct of Agent or any Lender shall be of any force and effect on Agent’s and any Lender’s consideration or decision with respect to any such requested amendment, consent, waiver or agreement, and Agent and Lenders shall have no further obligation whatsoever to consider or agree to further amendments, consents, waivers, or agreements. All parties enter into the amendment voluntarily and with full understanding of the changes and their implications.

VII. Amendment as Loan Document. Each Credit Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement.

VIII. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

IX. Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (any of which may be delivered via facsimile or electronic mail in portable document format), each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Credit Agreement and the other Loan Documents.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE EASTERN COMPANY, as the Borrower

By:
Name:	Nicholas Vlahos
Title:	Chief Financial Officer

[Signature Page to Amendment]

TD BANK, N.A., as a Lender, LC Issuer, Swing Line Lender and as the Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment]

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Amendment]

WELLS FARGO BANK, NATIONALASSOCIATION, as a Lender

By:
Name:
Title:

[Signature Page to Amendment]

M&T BANK, as a Lender

By:
Name:
Title:

[Signature Page to Amendment]

Acknowledged by:

VELVAC HOLDINGS, INC.		VELVAC, INCORPORATED

By:		By:
	Name: Nicholas Vlahos		Name: Nicholas Vlahos
	Title: Treasurer		Title: Treasurer

BIG 3 PRECISION PRODUCTS, INC.		BIG 3 PRECISION MOLD SERVICES, INC.

By:		By:
	Name: Nicholas Vlahos		Name: Nicholas Vlahos
	Title: Treasurer		Title: Treasurer

EASTERN ENGINEERED SYSTEMS, INC.

By:
Name: Nicholas Vlahos
Title: Treasurer

[Signature Page to Amendment]